UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
March 16, 2006

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

(847) 478-0500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 16, 2006, the Compensation Committee of the Board of Directors of BioSante Pharmaceuticals, Inc. approved the award of discretionary annual bonuses for 2005 performance for certain of BioSante’s executive officers. The following table sets forth the amount of bonus awarded to each of the executive officers named below:

Name of Executive Officer	Title	Bonus
Phillip B. Donenberg	Chief Financial Officer, Treasurer and Secretary	$150,000
Steven J. Bell, Ph.D.	Vice President, Research and Pre-Clinical Development	$35,000

These annual bonus awards were set forth in resolutions approved by the Compensation Committee and are not otherwise set forth in any written agreements between BioSante and the executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

By: /s/ Louis W. Sullivan, M.D.
Louis W. Sullivan, M.D.
Chairman of the Board

Dated:  March 22, 2006